                             SECOND AMENDMENT TO
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                       COMPREHENSIVE SOFTWARE SYSTEMS LTD.

     THIS SECOND AMENDMENT is made this _____________ day of ____, 1994, by and between CSS Management, Inc., a Colorado corporation as "General Partner"; BHC Securities, Inc., Comprehensive Securities Systems, Inc., Hanifen, Imhoff Inc., Legg Mason, Inc., McDonald & Company Securities, Inc., Raymond James & Associates, Inc., Southwest Securities, Inc. Stephens Inc. and TransTerra Co. as "Limited Partners"; and Morgan Stanley Services, Inc. as the New Limited Partner ("Morgan").

     WHEREAS, Comprehensive Software Systems Ltd. (the "Partnership") was formed on February 4, 1993, by the General Partner and the Limited Partners for the purpose of providing consulting services and to develop software for securities broker-dealers, banks and other financial institutions utilizing state of the art hardware and software techniques (the "Software"); and

     WHEREAS, the Partnership amended its Agreement of Limited Partnership on __________________, 1993, to provide for the expansion of the purpose of the Partnership to include the development of a Fund Server for the Mutual Fund industry and to develop an imaging system to support current and future development ventures (the "New Ventures"); and

     WHEREAS, Morgan is interested in investing in the Partnership and related entities in exchange for a non-exclusive license to use the Software and the New Ventures; and

     WHEREAS, Morgan is to have the same rights as the other limited partners to share in the economic benefits of the partnership as more fully set forth in the partnership agreement; and

     WHEREAS, the parties have determined the amount of the capital contributions to be made by Morgan as consideration for its interest in the Partnership based upon their determination of the current value of the assets of the Partnership, including the services performed and economic risks taken in producing such assets;

     NOW THEREFORE, in consideration for the mutual promises and conditions set forth herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I. AMENDMENTS TO THE AGREEMENT OF LIMITED PARTNERSHIP. The General Partner, Limited Partners and Morgan hereby agree add a new section 3.4 as defined below and to delete Sections 1.4, 1.5, 2.11, 4.1, 4.2, 4.6, 10.3(d), 10.4, and 11.14 and replace them with the following:

     1.4 REGISTERED AGENT. The name and address of the registered agent of the Partnership for service of process in the State of Colorado is Marc J. Musyl, Freeborn & Peters, 600 Seventeenth Street, Suite 2100 South, Denver, Colorado 80202.

     1.5  ADDRESS OF GENERAL AND LIMITED PARTNERS.

          (a) The name business address and facsimile numbers of the General Partner is as follows:

CSS Management, Inc.
25178 Genesee Trail Road
Golden, Colorado 80401
Fax:  (303) 526-9362

          (b) The names, business addresses and facsimile numbers of the Limited Partners are as follows:

BHC Securities, Inc.                     100 N. 20th Street, 4th Floor
                                         Philadelphia, PA  19103
                                         (215) 557-7104

Comprehensive Securities Systems, Inc.   25178 Genesee Trail Road
                                         Golden, Colorado 80401
                                         (303) 526-9362

Hanifen, Imhoff Inc.                     1125 17th Street, Suite 1600
                                         Denver, CO 80202
                                         (303) 526-9362

Legg Mason, Inc.                         P.O. Box 1476
                                         Baltimore, MD 21203-1476
                                         (410) 685-2365

McDonald & Company Securities, Inc.      800 Superior Avenue, Suite 2100
                                         Cleveland, OH  44114
                                         (216) 443-3838

Morgan Stanley Services, Inc.            ______________________________
                                         ______________________________
                                         ( )___________________________

Raymond James & Associates, Inc.        P.O. Box 12749
                                        St. Petersburg, FL  33716
                                        (813) 573-8365

Southwest Securities, Inc.              1201 Elm Street, Suite 4300
                                        Dallas, TX  75270
                                        (214) 749-0810

Stephens, Inc.                          111 Center Street
                                        Little Rock, AK  72201
                                        (501) 377-3483

TransTerra Co.                          4211 South 102nd Street
                                        Omaha, NE 68102
                                        (402) 331-7856

     2.11 LIMITED PARTNERS shall mean BHC Securities, Inc., Comprehensive Securities Systems, Inc., Hanifen, Imhoff Inc., Legg Mason, Inc., McDonald & Company Securities, Inc., Morgan Stanley Services, Inc., Raymond James & Associates, Inc., Southwest Securities, Inc., Stephens Inc. and TransTerra Co. and any Person who succeeds them as Limited Partners, but shall not include a Special Limited Partner.

     3.4  CAPITAL CONTRIBUTION OF THE NEW LIMITED PARTNER. Morgan shall make
an initial capital contribution to the Partnership of     on the date of the
execution of this Agreement. Thereafter, Subsequent Monthly Capital
Contributions of      shall be payable the first business day of each
month commencing September 1994 through January 1996.

     4.1 SHARING RATIOS. The Initial and Subsequent Sharing Ratios of the Partners shall be as follows:


NAME OF PARTICIPANT                        INITIAL     SUBSEQUENT
                                           SHARING     SHARING
                                           RATIOS      RATIOS

BHC Securities, Inc.

Comprehensive Securities Systems, Inc.

CSS Management, Inc.

Hanifen, Imhoff Inc.

------------------------------------------------------------------------------
Legg Mason, Inc.
------------------------------------------------------------------------------
McDonald & Company Securities, Inc.
------------------------------------------------------------------------------
Raymond James & Associates, Inc.
------------------------------------------------------------------------------
Southwest Securities, Inc.
------------------------------------------------------------------------------
Stephens Inc.
------------------------------------------------------------------------------
TransTerra Co.                             10.89%      6.25%
------------------------------------------------------------------------------
Morgan Stanley Services, Inc.
------------------------------------------------------------------------------
TOTALS
------------------------------------------------------------------------------

The Initial Sharing Ratios shall apply to all allocations of Net Loss before Project Completion; and the Subsequent Sharing Ratios shall apply for all periods thereafter during which Project Completion remains attained in accordance with the definition thereof contained in Section 2.18 hereof. Distributions from operations or from a sale or other disposition of all, or a substantial portion, of the assets of the Partnership shall be made in proportion to Subsequent Sharing Ratios, in the same manner as the distribution of proceeds of liquidation in Section 10.3(d) below, regardless of the status of Project Completion.


4.2  ALLOCATION OF NET PROFIT AND NET LOSS.  Subject to Sections 4.3, 4.4 and
4.5 hereof, Net Profit and Net Loss shall be allocated among the Partners as follows:


          (a) Net Loss shall be allocated among Partners in proportion to their Initial or Subsequent Sharing Ratios, as the case may be, provided, however, no amount of Net Loss shall be allocated to a Partner with a negative balance in its Capital Account in excess of the amount such Partner is obligated to restore to the Partnership, or deemed to be obligated to restore to the Partnership pursuant to Treasury Regulation Section 1.704. Any Net Loss that cannot be allocated to a Partner because it has a negative balance in its Capital Account in excess of the amount it is obligated, or deemed to be obligated, to restore to the Partnership shall be allocated among the remaining Partners without such excess amounts of negative balances in their Capital Accounts in proportion to their applicable Initial or Subsequent Sharing Ratios.

          (b) Net Income from operations shall be allocated among the Partners in proportion to the amount of actual distributions of Distributable Cash made in the current and all prior fiscal years, to the extent of such actual distributions.

          (c) Net Income from operations in excess of the amount of actual distributions of Distributable Cash in the current and all prior fiscal years shall be allocated in proportion to Subsequent Sharing Ratios.

          (d) Net Income from a sale or other disposition of all, or a substantial portion, of the assets of the Partnership shall be allocated among the Partners so as to cause the Capital Accounts of all Partners to be in proportion to the Subsequent Sharing Ratios of the Partners.

4.6 DISTRIBUTIONS OF DISTRIBUTABLE CASH. Any Distributable Cash shall be distributed to the Partners in accordance with the Subsequent Sharing Ratios set forth in Section 4.1 at such times and in amounts as determined by the Board of Directors of the General Partner, in its discretion; provided that all Distributable Cash on hand shall be distributed at least annually within one hundred twenty (120) days after the expiration of each fiscal year of the Partnership. Notwithstanding any other provision hereof, if the Partnership reports any taxable income for any fiscal year, the Partnership shall make a good faith effort to distribute sufficient cash distributions to its Limited Partners so that they would be able to pay federal, state, and local income taxes with such distributions on such income at the highest effective rate that any Limited Partner is subject to for such fiscal year. The Board of Directors of the General Partner may from time to time also allow a Partner to withdraw Distributable Cash from the Partnership, without concurrent distributions to other Partners in accordance with the Sharing Ratios, if agreed to in writing by all Partners. Such draws shall be repaid to the Partnership from future distributions of Distributable Cash to the Partner.

10.3 (d)  To the Partners in accordance with their Subsequent Sharing Ratios.

If at the time of liquidation the General Partner shall determine that an immediate sale of part or all or the Partnership assets would cause undue loss to the Partners, the General Partner may, in order to avoid loss, either defer liquidation and retain the assets or distribute the assets to the Partners in kind. In the event that the General Partner elects to distribute such assets in kind, in determining the Partners' Subsequent Sharing Ratios applicable to the distribution, the assets shall first be assigned a value and the unrealized appreciation or depreciation in value of the assets shall be allocated to the Partner's capital accounts, as if such assets had been sold and the gain or loss allocated in the manner described in Article IV.

10.4 DEFICIT CAPITAL ACCOUNTS. It is understood and agreed that one purpose of the provisions of Section 4.2, 4.3, 4.4, 4.5 and 4.7 is to ensure that none of the Partners has a negative balance in their Capital Account upon liquidation and to ensure that all allocations under this Partnership Agreement will be respected by the Internal Revenue Service. The Partners and the Partnership do not intend or expect that any Partner will have a negative balance in its Capital Account upon liquidation, after all capital Account adjustments for gain on sale or distribution, and the actual distribution of proceeds, and the provisions of this Agreement shall be construed and interpreted to give effect to such intention. No Partner shall have any obligation upon dissolution of the Partnership or at any other time to restore a negative balance in its Capital Account.


11.4 LIMITATION ON USE IN CASE OF DISTRIBUTION OF SOFTWARE. To the extent that any of the Partners receive rights to any of the assets of the Partnership by distribution in liquidation or otherwise, such Partners agree that they will be subject to and shall comply with the limitations on the use of Partnership software and the confidentiality provisions contained herein, subject however to the terms of any other agreement the Partners may enter into with the Partnership or among themselves which shall govern. The terms of this Section 11.14 shall survive any termination of this Agreement. Each Partner or Affiliate of the Partner shall have a worldwide, personal, nontransferable, and nonexclusive right to reproduce, modify, translate, and use the software. The software shall be used only for the processing of the brokerage business of the Partner or an Affiliate of the Partner, including, but not limited to, correspondent business on either a fully disclosed or omnibus basis, and shall not be used in the operation of a service bureau or sold or otherwise made available for use by a non-Affiliated entity without the payment to the Partnership of additional consideration which is commercially reasonable for the non-Affiliated services being provided. Such compensation shall be mutually agreed upon by the user and the Partnership. The software and any modifications, changes, enhancements, conversions, upgrades or additions made to the software, made by the Partnership or a third party on the Partnership's behalf, shall be the sole and exclusive property of the Partnership, including all applicable rights to patents, copyrights, trademarks and trade secrets inherent therein and appurtenant thereto. Any modifications, changes, enhancements, conversions, upgrades or additions made to the software by a Partner or an Affiliate of the Partner or a third party on the Partner's or an Affiliate's behalf ("Permitted Modifications") shall be the sole and exclusive property of such Partner or Affiliate, including all applicable rights to patents, copyrights, trademarks and trade secrets inherent therein and appurtenant thereto and the Partner or its Affiliate shall have the right to use the Permitted Modifications without charge pursuant to the terms of the License Agreement. Notwithstanding the above, nothing herein shall prevent the making of modifications, changes, enhancements, upgrades or additions or developing any new software products by a Partner which produce the same or similar results, data, reports or information produced by the Permitted Modifications. Each Partner shall not sell, transfer, publish, disclose, display or otherwise make available to others (except for Affiliates) any source code, object code, documentation or other material relating to the software. Each Partner shall obtain agreements from its employees and the Affiliates' employees maintaining confidentiality of, and prohibiting unauthorized use or disclosure of, the source code or object code of the software or of any portion of the software, or any of the algorithms or logic contained therein. Without limitation of the foregoing, a Partner shall advise the other Partners immediately in the event that the Partner learns or has reason to believe that any person who has had access to the software, or any portion thereof, has violated or intends to violate the terms of this Section; and the Partner will (at such Partner's own expense), cooperate with the other Partners in seeking injunctive or other equitable relief against such Person.

II. AMENDMENTS TO FIRST AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP. The General Partner, Limited Partners and Morgan hereby agree to amend and restate the First Amendment to the Agreement of Limited Partnership as follows:

          1. MONTHLY CONTRIBUTIONS OF PARTNERS. The Limited Partners and Morgan agree to make the following monthly contributions IN ADDITION to the current contributions being made by the Limited Partners pursuant to
     Article 3.1 and by Morgan pursuant to Article 3.4 of the Partnership
     Agreement:


Partner                         Amount Paid/Mo.          Amount Paid/Mo.           Amount Paid/Mo.
-------                         from Oct. 93 - Mar. 94   from Apr. 94 - Sept. 94   Oct. 94 - End
                                ----------------------   -----------------------   ---------------
BHC Securities, Inc.

Hanifen, Imhoff Inc.

Legg Mason, Inc.

McDonald & Company
 Securities, Inc.

Morgan Stanley Services, Inc.

Raymond James &
 Associates, Inc.

Southwest Securities, Inc.

Stephens Inc.

                                      -7-

TransTerra Co.                      $16,995.41                     $5,949.81           $2,718.75

*  Payments shall begin September 1, 1994.

     3. SHARING RATIOS. The Initial and Subsequent Sharing Ratios described in Article IV of the Partnership Agreement shall be unaffected except as specifically stated in Section I above. The General Partner is not required to contribute additional capital hereunder (the "Non-Contributing Partner").

     4. RIGHT TO USE NEW SYSTEM. Any technology developed by the Partnership pursuant to the New Ventures shall be the exclusive property of the Partnership. Except for Comprehensive Securities Systems, Inc., each of the other Limited Partners and Morgan, (the "Brokers") shall have a right to use any marketable system which is developed pursuant to the New Venture (the "New System") pursuant to a licensing agreement which shall be substantially in the form of the License Agreement attached as Exhibit B to the First Amendment to the Participation and Shareholder Agreement dated on even date herewith, between the parties.

III. AGREEMENT OF MORGAN TO ABIDE BY ALL TERMS AND CONDITIONS OF THE AGREEMENT OF LIMITED PARTNERSHIP. By executing this Amendment below Morgan represents, warrants and agrees that:

     (a) Morgan has received an executed copy of the Agreement of Limited Partnership and the First Amendment thereto, and along with the amendments expressed herein, Morgan agrees to abide and be bound by the terms and conditions contained therein;

     (b) Morgan understands and agrees to be bound by the confidentiality provisions contained in the Agreement of Limited Partnership; and

     (c) Morgan knows of no reason why it cannot enter into this Agreement and become a Limited Partner in Comprehensive Software Systems, Ltd. and that doing so will not cause a breach of any agreements or create any liability for the General Partner, Limited Partners or Morgan except those liabilities expressed herein.

IV. CONSENT AND AGREEMENT OF THE GENERAL PARTNER AND LIMITED PARTNERS. The General Partner and the Limited Partners hereby expressly agree to the admission of Morgan as a Limited Partner in Comprehensive Software Systems, Ltd. In addition, the General Partner and the Limited Partners hereby understand, acknowledge and agree to the modifications in the Initial and Subsequent Sharing Ratios as defined above. Except as expressly stated above, the Capital Contributions of the General Partner, Limited Partners and Morgan shall not be affected by this amendment.

V. SURVIVAL OF THE PARTNERSHIP. In the event of any conflict between the Partnership Agreement, the First Amendment and this Second Amendment, the terms and conditions of the First Amendment shall control over the Partnership Agreement and the terms and conditions of the Second Amendment shall control over both the First Amendment and the Second Amendment. All other terms and conditions of the Partnership Agreement are hereby ratified and remain in full force and effect.

VI. SIGNATURES AND COUNTERPARTS. This Agreement may be signed in counterpart, which when held together shall be deemed an original. Facsimile signatures shall be treated as originals.

DATED the day and year first written above.

CSS MANAGEMENT, INC.                           BHC SECURITIES, INC.


-----------------------------------           -------------------------------
By:   William W. Simpson                      By:
    -------------------------------               ---------------------------
Its: President                                Its:
    -------------------------------               ---------------------------



COMPREHENSIVE SECURITIES                      HANIFEN, IMHOFF INC.
SYSTEMS, INC.


-----------------------------------           -------------------------------
By:  William W. Simpson                       By:
    -------------------------------               ---------------------------
Its: President                                Its:
    -------------------------------               ---------------------------


LEGG MASON, INC.                              McDONALD & COMPANY
                                              SECURITIES, INC.


-----------------------------------           -------------------------------
By:                                           By:
    -------------------------------               ---------------------------
Its:                                          Its:
    -------------------------------               ---------------------------


RAYMOND JAMES & ASSOCIATES, INC.              SOUTHWEST SECURITIES, INC.


-----------------------------------           -------------------------------
By:                                           By:
    -------------------------------               ---------------------------
Its:                                          Its:
    -------------------------------               ---------------------------

STEPHENS INC.                                 TRANSTERRA CO.


                                              /s/ John Joe Ricketts
-----------------------------------          -------------------------------
By:                                          By:  John Joe Ricketts
    -------------------------------               ---------------------------
Its:                                         Its: Chairman
    -------------------------------               ---------------------------



MORGAN STANLEY SERVICES, INC.


-----------------------------------
By:
     ------------------------------
Its:
     ------------------------------